RELATED PARTIES	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
RELATED PARTIES

NOTE 11 - RELATED PARTIES

In July 2022, the Chief Executive Officer and a Board member transferred 3,838 shares of registered common stock to GYBL to settle $0.8 million of Company obligations related to the GEM Agreement (Note 6). In October 2022, 3,838 shares of unregistered and restricted common stock were subsequently issued by the Company to the related parties as reimbursement and recognized under the consolidated statement of changes in stockholders’ deficit.

In connection with the issuance of the 2023 Notes, the Company issued to a board member a $0.2 million senior secured convertible promissory note and 0.4 million warrants exercisable for common stock at $1.5675 per share.